U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                          __________________

                               FORM 8-K
                            CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):      December 7, 2001


                       Peru Partners, Ltd.
        (Exact name of registrant as specified in its charter)


      Nevada              000-32811             76-0616472
 (State or other         (Commission         (I.R.S. Employer
   Jurisdiction         File Number)        Identification No.)
of incorporation)



     5800 N. Dodge Ave. Bldg. A, Flagstaff, Arizona              86004
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:       (928) 526-2275

1600 Beach Avenue, Suite 707L, Vancouver, British Columbia, Canada V6G 1Y6
    (Former name or former address, if changed since last report.)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Asset Purchase Agreement

Pursuant to an Asset Purchase Agreement (the "Agreement"), entered and closed on December 7, 2001, Peru Partners, Ltd., a public Nevada corporation ("Peru Partners") agreed to acquire the assets and assume up to $700,000 of the liabilities of Agra-Technologies, Inc., a private Nevada corporation ("Agra-Technologies").

The Agreement was approved by the unanimous consent of the Boards
of   Directors  of  Peru  Partners  and  Agra-Technologies.   The
Agreement was also approved by a majority consent of the shareholders of Agra-Technologies.

Description of Assets

Agra-Technologies engages in research relating to complex minerals, including cinder, and the procurement and processing of such minerals for farming, ranching, agriculture and other agra-business purposes, with the view toward commercializing the processes and products that are developed. The primary assets that Peru Partners agreed to acquire under the Agreement are as follows:

Sheep Hill:

Sheep Hill is a cinder mountain located in Flagstaff, Arizona containing complex mineral cinders that can be used, among other things, to improve nutritional content of soils. Agra-Technologies has the right to mine and extract five million cubic yards of the complex mineral cinders on Sheep Hill (the "Sheep Hill Cinder"). The current market price for cinder is approximately $4.50 per cubic yard, and it requires approximately $2.50 of direct costs per cubic yard to extract and deliver the cinders for sale. Agra-Technologies has an agreement with a third party to perform the extraction of the Sheep Hill Cinder, but the agreement does not require Agra-Technologies to use the third party to perform the extraction of the Sheep Hill Cinder. As a practical matter, historical uses for cinders have allowed for economically feasible sales only within a 300-mile radius of their source due to shipping costs.

Property Abutting Sheep Hill:

Agra-Technologies owns an industrial lot of approximately 3 acres at the base of Sheep Hill, called the Empire Avenue Property. This property allows access to the Sheep Hill Cinder. The property is fenced and level and is capable of operating as the base of mining operations of the Sheep Hill Cinder. The property is encumbered by deeds of trust in the following amounts:
$250,000,   $125,000   and  $207,500,  with   total   outstanding
indebtedness of approximately $394,000.

Cochrane Hill Mining Claims:

Agra-Technologies has ten contiguous mining claims to approximately 1,540 acres of land located near Flagstaff, Arizona, known as Cochrane Hill. Cochrane Hill is governed by the Bureau of Land Management (the "BLM"). Peru Partners intends to complete Agra-Technologies' plan to seek a mining patent for Cochrane Hill. Agra-Technologies has represented to Peru Partners that Cochrane Hill contains approximately 483 million cubic yards of complex mineral cinders.

A mining claim is a parcel of Federal land that is valuable for a specific type of mineral or deposit, in this case complex mineral cinders. In order to obtain a mining claim, an individual or corporation must assert a right of possession. This right of possession is restricted to the extraction and development of a mineral deposit.

Agra-Technologies' mining claims to Cochrane Hill were previously owned by other individuals and quit-claimed to Agra-Technologies.

Agra-Technologies has been working for the past four-and-one-half years towards obtaining a patented mining claim to Cochrane Hill. A patented mining claim passes title to the claimant, effectively making it private land. The patent gives the patent owner exclusive title to the minerals located on the land.

Intellectual Property:

Agra-Technologies has certain technology and know-how relating to the processing, delivery and deployment of cinder and complex minerals, based principally on specialized grinding technologies.

Agra-Technologies has researched and developed technologies capable of processing complex minerals from cinders. These processes are focused on providing the minerals in a bio-available form for improved assimilation by the microbes in the soil.

Agra-Technologies applies its grinding technology to grind cinder
deposits   to  an  ultra-fine  consistency.   This  micronization
process is used to improve the quality and nutritional content of soils and to enhance growing cycles and crop yields.

Effect of Agreement

Except with regard to such assets that can be transferred as of the closing of the Agreement, the Agreement acts as a covenant on the part of Agra-Technologies to transfer the assets to Peru Partners. Peru Partners and Agra-Technologies will cooperate to prepare the documentation needed to accomplish the transfer of the assets. There can be no guarantee that Agra-Technologies will avoid difficulties in accomplishing the transfers, especially with regard to the mining claims for Cochrane Hill.

Peru Partners intends to continue the business of Agra-Technologies once the asset transfers have been completed. The business will include the mining of cinder and the commercialization and development of the intellectual property related to the processing, delivery and deployment of cinder as described above.

Consideration

Pursuant to the Agreement, Agra-Technologies received 430,305 shares of Peru Partners' common stock, par value $0.001 per share. The consideration exchanged was negotiated at arms-length between Peru Partners and Agra-Technologies. Peru Partners paid a premium over the net asset value of Agra-Technologies based on its own assessment of the market value of Agra-Technologies' assets. Assuming a share value of $1.00 per share, which is the price at which shares may be canceled under the Agreement to satisfy Agra-Technologies' indemnity obligations, if any, the deemed fair value of Agra-Technologies in the transaction is $430,305.

The offering of Peru Partners' shares to Agra-Technologies was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Section 4(2) under the Securities Act of 1933, as amended (the "Act"). As a result, the 430,305 shares of Peru Partners' common stock held by Agra-Technologies are "restricted securities" subject to Rule 144 of the Act. This disclosure is not an offer of securities or a solicitation of an offer to buy securities.

A  copy of the Agreement is filed as an exhibit to this Form  8-K
and   is   incorporated  by  reference  herein.   The   foregoing
description is modified by such reference.

ITEM 5.  OTHER EVENTS

Change of Board of Directors and Officers

As part of the closing of the Agreement, Peru Partners' Board of Directors amended its Bylaws to expand its board of directors to three in number and appointed William J. Pierson, Agra-Technologies' Chief Executive Officer and President, and Carlos Wall, a former director of Agra-Technologies, to Peru Partners' Board.

Following  the closing of the Agreement, Judy Tayler resigned  as
President  of Peru Partners, and William J. Pierson was appointed
as  President.   Judy  Tayler  was  appointed  as  Secretary  and
Treasurer of Peru Partners.

The appointment of William J. Pierson and Carlos Wall to Peru Partners' Board of Directors, coupled with resignations of Dorothy Mortenson and J.P. Beehner, result in a change in control at the Board of Directors' level. In addition, the appointment of William J. Pierson as President, coupled with the resignation of Judy Tayler as President, result in a change in control at the officers' level. Ultimate control of the Company has not changed, however, because only 430,305 shares were issued in connection with the transaction, bringing Peru Partners' total outstanding shares to 4,930,305, and Peru Partners is unaware of any sales by shareholders in connection with this transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Financial Statements

The following audited financial statements of Agra-Technologies will be provided by subsequent amendment pursuant to Regulation S-B, Item 310(c) under the Act:





     Independent Auditor's Report

     Consolidated   Balance  Sheets  as  of  October   31,   2001
     (unaudited) and as of April 30, 2001 and 2000

     Consolidated Statements of Operations for the six months ended
     October   31,   2001  (unaudited)  and  October   31,   2000
     (unaudited), for the years ended April 30, 2001 and 2000, and for the period from May 1, 1998 (inception) to July 31, 2001

     Consolidated Statement of Stockholders' Equity for the years ended April 30, 2001 and 2000

     Consolidated Statements of Cash Flows for the six months ended
     October   31,   2001  (unaudited)  and  October   31,   2001
     (unaudited), for the years ended April 30, 2001 and 2000, and for the period from May 1, 1998 (inception) to October 31, 2001

     Notes to Consolidated Financial Statements

Pro Forma Financial Information

The  pro  forma financial statements required by Regulation  S-B,
Item 310(d) will be filed by subsequent amendment.

Exhibits

Exhibit No.    Description
  2.1          Asset Purchase Agreement dated December 7, 2001
  4.1*    Sample Stock Certificate

* Incorporated by reference from the Form 10-SB filed with the Securities and Exchange Commission on May 29, 2001.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERU PARTNERS, LTD.



  December  21, 2001                    By:  /s/ William J.Pierson
            (Date)                         Name: WilliamJ. Pierson
                                        Its:      President



                          EXHIBIT INDEX

 Exhibit  Description
   No.
2.1       Asset Purchase Agreement dated December 7, 2001
4.1*      Sample Stock Certificate

* Incorporated by reference from the Form 10-SB filed with the Securities and Exchange Commission on May 29, 2001.



                     ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into this 7th day of December, 2001 (the "Effective
Date") between PERU PARTNERS LTD. (to be renamed Bio-Ag International Inc.), a Nevada corporation ("Buyer"), and AGRA-TECHNOLOGIES INCORPORATED, a Nevada corporation ("Seller").

                            RECITALS

     A. Seller desires to sell its assets in accordance with the terms and conditions of this Agreement.

     B. Buyer desires to purchase such assets in accordance with the terms and conditions in this Agreement.

     NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, and in consideration of the representations, warranties and covenants herein, the parties agree as follows:

1.   Purchase and Sale of Assets

 1.1 Transfer of Assets. Subject to the terms and conditions of this Agreement, Buyer, relying on Seller's warranties and representations made in this Agreement, shall purchase from Seller, and Seller shall sell, convey, assign and transfer to Buyer all of its right, title and interest in and to, the business that engages in research relating to complex minerals, including cinder, and the procurement and processing of such minerals, for farming, ranching, agriculture and other agra-business purposes, with the view toward commercializing the processes and products that are developed (the "Business"), known as Agra-Technologies Incorporated, now being conducted by Seller principally at the premises known as 5800 N. Dodge Ave. Bldg. A, Flagstaff, Arizona 86004. The sale includes all of the assets of Seller (the "Assets"), whether owned, leased, licensed, contracted or otherwise made available, used by or useful to Seller in its Business as conducted in the past year and as proposed to be conducted in the future, including without limitation the Assets listed on Schedule 1.1 attached hereto and incorporated herein by reference.

1.2 Encumbrances. Except as set forth in Schedule 1.1, the transfer of the Assets shall, at the time of Closing, be free and clear of all obligations, security interests, liens, infringements and encumbrances whatsoever.
1.3 Purchase Price. The purchase price for the sale of Assets to Buyer shall be Four Hundred Thirty Thousand Three Hundred and Five (430,305) shares of Buyer's restricted common stock, par value $0.001 per share (the "Shares" or the "Restricted Shares").
1.4 Assumption of Liabilities. Buyer shall assume or be obligated to pay, perform or discharge any liability, obligation, debt, charge or expense of Seller, whether accrued, absolute, contingent or imposed upon Buyer as a successor in interest, up to $700,000.

     1.5  Indemnity Against Shares.

   1.5.1 If, within a period of six months of Closing, Seller fails to deliver the Assets as provided in this Agreement, without prejudice to any other remedy available to Buyer and without such remedy constituting an election of remedies, Buyer shall be entitled to recover any damages by canceling Shares at a deemed price of One Dollar ($1.00) per share. This remedy shall expressly not affect Buyer's right to pursue specific performance remedies with respect to conveyance of the Assets.

    1.5.2 If, within a period of six months of Closing, Buyer determines that Seller's liabilities at Closing exceeded $700,000, without prejudice to any other remedy available to Buyer and without such remedy constituting an election of remedies, Buyer shall be entitled to assume such excess liabilities, even though constituting a breach by Seller, and recover any damages by canceling Shares at a deemed price of One Dollar ($1.00) per share.

     1.6 Closing. The execution of this Agreement and the satisfaction or waiver of all conditions to close set forth in
Section 8 hereof, which shall fix Buyer's obligation to deliver the Shares to Seller, is the "Closing", which shall take place on or before December 31, 2001 ("Closing Date"), or such later date as may mutually be agreed upon by the parties.

2.   Seller's Obligations.

2.1 Access and Information. Seller shall give to Buyer, Buyer's accountants, technical personnel, counsel and other representatives reasonable access, during normal business hours both before and after Closing, to the Assets, along with any books, records, contracts and commitments of Seller to the Assets or Seller's liabilities, and shall furnish Buyer with information concerning the Assets and Seller's liabilities as Buyer may reasonably request.

2.2 Conduct of Business. Seller warrants and represents to and covenants and agrees with Buyer that, pending completion of the Closing, unless otherwise agreed in writing by Buyer:

 2.2.1     Ordinary Course.  Seller shall carry on its respective
business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such businesses, use all reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers, distributors and others having business dealings with Seller. Seller shall promptly notify Buyer of any event or occurrence or emergency not in the ordinary course of business of Seller, and material and adverse to the business condition of Seller.

2.2.2 Encumbrance of Assets. Seller shall not sell, license, contract, commit or otherwise encumber the Assets;

2.2.3 Insurance. Seller shall carry and continue in force and effect through Closing, fire and extended coverage insurance on the Assets as is in existence as of the Effective Date;

2.2.4 Modification of Licenses and Contracts. Seller shall not amend or modify any license or contract to which Seller is a party that relates in any way to the Assets, without Buyer's prior written consent;

2.2.5 Preserve Assets. Seller and its officers, employees or contractors shall use their best efforts to preserve the Assets in the same condition and performance level as demonstrated to Buyer as of the Effective Date. Seller shall preserve for Buyer the good will and business relationships Seller has with customers, landlords, service providers and vendors relating to the Assets or any portion thereof.

       2.2.6 Severance Pay. Except in the ordinary course of business consistent with past practices, Seller shall not grant any severance or termination pay to any officer or director or to any employee of Seller.

2.2.7 Employment Offers. Seller shall not extend an offer of employment to a candidate for an officer position without prior consultation with Buyer.

3. Seller's Representations and Warranties. Intending to induce Buyer's reliance thereon, and subject to any exceptions listed in a letter to Buyer dated as of the Execution Date, which includes a list of exceptions that refer specifically to the section of these representations and warranties to which they relate ("Seller's Disclosure Letter"), Seller warrants and represents to Buyer as follows:

     3.1 Authority. The execution and delivery to Buyer of this Agreement and carrying out the provisions hereof have been duly authorized by the Board of Directors ("Board") of Seller and Seller's stockholders, and at Closing, Seller shall furnish Buyer duly certified copies of the authorizing resolutions of Seller's Board and stockholders.

3.2 Non-infringement. The Assets, in whole or in part, do not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and no rights or licenses are required from third parties to exercise any rights with respect to the Assets or any portion thereof.

3.3 Compliance. Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by Seller to Buyer at Closing pursuant to this Agreement, nor the compliance with the terms and provisions thereof by Seller, will result in the breach of any applicable statute or regulation, or any administrative or court order or decree, nor will compliance conflict with or result in the breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Seller, or any agreement or other instrument to which either Seller is a party, or by which Seller is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or giving of notice or both constitute an event of default thereunder.

3.4 Liabilities. Seller's outstanding liabilities, obligations, debts, charges and expenses are, and will be at the Closing Date, less than or equal to $700,000.

3.5 Litigation. There is no suit or action, legal, administrative, arbitration or other proceeding or governmental investigation affecting the Assets pending, or to the best knowledge and belief of Seller, threatened against Seller that materially or adversely affects the Assets. Seller further warrants and represents that there is no outstanding judgment, decree or order against Seller that affects the Assets in any way.
     3.6  Sheep Hill.

  3.6.1 Seller has the right to mine and extract five million cubic yards of complex mineral cinders from a cinder deposit known  as  Sheep Hill (the "Sheep Hill Cinder").  Seller  has  an
agreement with a third party to perform the extraction of the Sheep Hill Cinder based substantially on prevailing market conditions for the extraction and delivery of cinder at that time. The Agreement does not require Seller to use the third party to accomplish the extraction of the Sheep Hill Cinder.

3.6.2 Seller's right to mine and extract the Sheep Hill Cinder and the agreement to accomplish its extraction are legally transferable to Buyer without the need for any third party consent. Upon transfer, all right, title and interest in the Sheep Hill Cinder and the extraction contract shall be vested in Buyer.
     3.7  Property Abutting Sheep Hill.

  3.7.1 Seller owns the industrial lot of approximately three acres of land described in Schedule 1.1 (the "Empire Avenue
Property"), which is adjacent to Sheep Hill and contains a right of access to the Sheep Hill Cinder.

3.7.2 Seller owns fee simple title to the Empire Avenue Property, free and clear of all restrictions, liens, easements, mortgages, covenants, exceptions and restrictions of any kind, Uniform Commercial Code financing statements, security interests and other encumbrances. Seller has full power to effect the transfer of the Empire Avenue Property to Buyer, and upon transfer, Buyer will become the true and legal owner of the Empire Avenue Property, free and clear of all restrictions, liens, easements, mortgages, covenants, exceptions and restrictions of any kind, Uniform Commercial Code financing statements, security interests and other encumbrances.
     3.8  Cochrane Hill.

 3.8.1 Seller has ten contiguous good, legal and valid mining claims for complex minerals (the "Claims") encompassing approximately 1,540 acres of land and approximately 483 million cubic yards of complex mineral cinders governed by the Bureau of Land Management (the "BLM") known as "Cochrane Hill". The Claims were quit-claimed to Seller from Seller's predecessors in interest.

3.8.2 Seller and its predecessors in interest have had the Claims for approximately four-and-one-half years, and Seller has been working diligently towards applying for a mining patent (the "Cochrane Hill Patent"), which patent, when obtained, will permit Seller to mine the Cochrane Hill property and obtain de facto legal ownership of such property. Following Seller's transfer of the Claims in Cochrane Hill to Buyer as contemplated by this Agreement, Buyer will be entitled to apply for the Cochrane Hill Patent five years after Seller's predecessors in interest obtained the Claims. All such Claims of Seller's predecessors in interest will be five or more years old by no later than July 18, 2002.

3.8.3 Seller has met all federal, state and county requirements for filing the Claims and has properly recorded the Claims with all appropriate governmental agencies, including, without limitation, the county in which the claims are located and the Arizona BLM office.

3.8.4 Within 60 days of obtaining the ten earlier claims, the appropriate documents transferring ownership interest of the Claims to Seller were filed with all appropriate governmental agencies, including, without limitation. the county in which the Claims are located and the Arizona BLM office.

3.8.5 Seller has conducted its operations with a view toward applying for the Cochrane Hill Patent, and to the Seller's knowledge, there are no known impediments that would prevent Seller from transferring the Claims to Buyer pursuant to this Agreement. The Claims, as consolidated, may be transferred to Buyer in accordance with all applicable laws, and upon transfer as contemplated by this Agreement, Buyer shall succeed to Seller's legal rights with regard to the Claims without the consent of any governmental entity.

3.8.6 The transfer of Seller's Claims to Buyer pursuant to this Agreement will not result in any defect or cause any delay in Buyer's ultimate application for and perfection of the Cochrane Hill Patent.

3.9 Environmental Compliance. With respect to any properties in which Seller has or upon perfection would have an interest subjecting it (or its successor) to compliance with Environmental, Health and Safety Requirements (as defined below) (such properties herein referred to as the "Properties"), to the best of Seller's knowledge, Seller has not caused or permitted the Properties to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any Hazardous Substances (as defined below) or solid waste, except in compliance with all applicable Environmental, Health and Safety Requirements. There has been no release or disposal of any substance or material on the Properties, generation, storage or disposal of which is regulated under the Comprehensive Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq., or any comparable law, regulation, ordinance or order of any governmental body (including, but not limited to, any law, regulation, ordinance or order relating to the above ground or underground discharge of hydrocarbons), and no previous owner has stored, generated or disposed of any such material on the Properties. Seller has obtained (and is in compliance with) all permits, licenses and other authorizations which are required under all federal, state and local environmental requirements customarily known to and followed by owners and operators of land similar to the Properties relating to the use, treatment, storage, disposal, transport or handling of such materials. Neither Seller nor to the best of Seller's knowledge, any prior owner, occupant or user of the Properties has received any notice or other communication concerning any alleged violation of any Environmental, Health and Safety Requirements. There is not constructed, placed, deposited, stored, disposed of or located on the Properties (i) any PCBs or transformers, capacitors, ballasts or other equipment which contains dielectric fluid containing PCBs; or (ii) any insulating material containing urea formaldehyde; and the Properties are not subject to hazardous condition due to the presence of an electromagnetic field within or affecting them.

     "Hazardous Substances" includes any hazardous, explosive, radioactive or toxic substance, material or waste which is regulated by any local governmental authority, the state in which the Property is located or the United States, including, without limitation, any material or substance which is (a) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Environmental, Health and Safety Requirements, as defined below, (b) petroleum or a petroleum derivative, (c) a flammable explosive, (d) a radioactive material, (e) a polychlorinated biphenyl, or (f) asbestos or an asbestos derivative or urea formaldehyde.

     "Environmental, Health and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including, without limitation, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

     3.10 Asbestos and Other Dangerous Materials. The Properties contains no asbestos fire proofing or insulation or any other form of asbestos or any other type of building material which may, if not properly handled, pose a threat to the health of the building users and occupants. Seller has supplied Buyer with all reports, studies or analyses commissioned, in the possession of, or available to, Seller with regard to such materials. To the extent that trash is or has been temporarily stored on the Properties, it has been stored in garbage cans, dumpsters and
other   refuse  containers,  and  to  the  extent  cleaning   and
maintenance supplies commonly used in connection with the operation of a recycling facility are or have been stored on the Properties, said materials have been and will be properly handled so as not to constitute a hazardous condition and have been handled, stored, used and disposed of in accordance with all applicable federal, state and local laws, regulations and ordinances.

3.11 Underground Storage Tanks. The Properties do not contain any underground tanks for the storage of fuel oil, gasoline, and/or other petroleum products or by-products.

3.12 No Assessments. No assessments have been made against the Properties that are unpaid (except ad valorem taxes for the current year), whether or not they have become liens; and if, at the time of Closing, the Properties, or any part thereof shall be or shall have been affected by an assessment or assessments (other than ad valorem property taxes for the current calendar year) that are or may become payable and which are then a charge or lien, or has been paid), then for purposes of this Agreement such an assessment or assessments, including assessments (or installments thereof) which are to become due and payable after Closing, shall be deemed due and payable and to be liens against the Properties and shall be considered as liabilities of Seller as of Closing.

3.13 Intellectual Property. Seller has all right, title and interest in, a valid and binding license to use, or has the requisite permission and authority to use all of the Intellectual Property (as defined in Schedule 1.1) used in the conduct of its Business. No claim of infringement or misappropriation of Intellectual Property is or has been pending or, to the best knowledge, information and belief of Seller, threatened against Seller and, to the best knowledge, information and belief of Seller, Seller is not infringing or misappropriating any intellectual property of any person or entity. Seller has not expressly granted any license, franchise or permit in effect on the date hereof to any person to use any of Seller's Intellectual Property.

3.14 Good Title. Seller has and shall transfer to Buyer at Closing good and marketable title to the Assets, free and clear of any and all security interests, encumbrances or liens.
3.15 Totality of Assets. The Assets include all of the assets, rights and interests necessary for the proper and efficient operation of the Business. There is no known unauthorized use of the Assets or any portion thereof by any third party. The Assets and all portions thereof have not been licensed for use by third parties.

3.16 Contracts, License, Permits and Approvals. Seller has no presently existing contracts or commitments, including governmental permits, that in any way relate to the Assets that are not included in Schedule 1.1. Each contract and license to which Seller is a party is assignable and shall be assigned to Buyer. Seller is not in default under any of the contracts or commitments. Seller has no actual knowledge of any violations of law, municipal or county ordinances, or other legal requirements with respect to the Assets (or any part thereof) or with respect to the use, occupancy or construction thereof.

3.17 Financial Statements. The financial statements for Seller to be attached hereto as Schedule 3.17 comply as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (except as may be indicated in the notes thereto) and fairly presented, in all material respects, the financial position of Seller as at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in scope or amount). There have been not any changes in Seller's accounting policies or the methods of making accounting estimates or changes in estimates that are material to Seller's financial statements, except as described in the notes thereto.
3.18 No Material Adverse Change. Since the date of the financial statements referenced in Section 3.17, Seller has operated the Business only in the ordinary course and has not had any adverse change that would have a material adverse effect on the Business or the Assets (financial or otherwise), such as, but not limited to: (a) any damage, destruction or loss due to fire, flood or other condition, whether or not covered by insurance, (b) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of Seller, (c) any material increase or change in the compensation or benefits payable or to become payable by Seller to its employees, except in the ordinary course of business consistent with past practice, (d) any acquisition or sale of a material amount of property of Seller, except in the ordinary course of business consistent with past practice; (e) any acquisition or sale of a material amount of property of Seller, except in the ordinary course of business; (f) any material increase or modification in any bonus, pension, insurance or other employee benefit plan, payment or arrangement made to, for, or with its employees in the aggregate; (g) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights and similar equity based awards other than consistent with Seller's past practices and which will not result in a compensation charge against earnings or the loss of deductions for federal or state income tax purposes, (h) any sale, transfer, or other disposition or agreement to sell, transfer or dispose, of any of the Business or the Assets, except as provided in this Agreement; (i) any other event or condition of any character that has not been disclosed and that has or might reasonably be expected to have a material adverse effect on the Business or the Assets (financial or otherwise); or (j) any agreement to do any of the foregoing.
3.19 Undisclosed Liabilities. Seller has no liability of any nature (whether accrued, absolute, contingent or otherwise) relating to the Business or the Assets of the type that should be reflected in financial statements (including the notes thereto) prepared as described in Section 3.17, which was not fully disclosed, reflected or reserved against in its financial statements.

     3.20 Performance. Seller warrants that at Closing, all of the Assets are in good and working condition, reasonable wear and tear excepted, and perform as demonstrated to Buyer as of the Effective Date.

     3.21 Buyer's Shares.

     3.21.1 Seller acknowledges that it has conducted whatever investigations it deems necessary or desirable and has had a full opportunity to ask questions of and has received satisfactory answers from Buyer or its representatives concerning the terms and conditions of Buyer's investment in the Shares. Judy Tayler, President of the Buyer, has made herself available to answer any and all questions Seller may have regarding Buyer. In agreeing to receive the Shares, Seller is not relying upon any representations or information made or presented by Buyer, or by Judy Tayler, which it has not independently verified to its satisfaction, other than those representations and warranties in
Section 4 below.

3.21.2 Seller recognizes that an investment in Buyer involves substantial risk. Seller represents that there have been no representations, guarantees, or warranties made by Buyer with respect to:

    3.21.2.1 the approximate length of time the undersigned will be required to remain as owner of the Restricted Shares acquired in connection with this Agreement;

3.21.2.2 the percentage of profit and/or amount or type of consideration, profit or loss (including tax benefits) to be realized, if any, as a result of an investment; and

3.21.2.3 the possibility that the past performance or experience on the part of any affiliate of Buyer, its agents, or employees, or of any other person, might in any way indicate the predictable results of the ownership of the Restricted Shares or of the overall prospects of Buyer.

          3.21.3 Seller has received and read Buyer's Form 10-SB, as amended, filed by Buyer on October 15, 2001.

3.21.4 Seller has relied completely on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on Buyer or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), except to the extent such advisors shall be deemed to be as such.

3.21.5 Seller is able to bear the substantial economic risks of an investment in Buyer, has no need for liquidity in such investment, could afford a complete loss of such investment and represents that the investment in Buyer is not unreasonably large when compared with Seller's total financial capability.

3.21.6 Seller is acquiring the Restricted Shares for investment and not with a view toward resale or redistribution, and Seller does anticipate any change in circumstances that would cause Seller to desire to sell the Restricted Shares or any part thereof.

3.21.7    Seller understands that:

  3.21.7.1 The Restricted Shares may not be sold, assigned, pledged or otherwise disposed of unless they are registered under the Securities Act, and applicable state laws, or an exemption from registration is available;

3.21.7.2 There might not ever be a market for the Restricted Shares;

3.21.7.3       Seller may be unable to liquidate the Restricted
Shares in the case of an emergency or otherwise.

 3.22 All representations and warranties set forth above or in any other written statement or document delivered by Seller in connection with the transactions contemplated hereby are true and correct as of the date of this Agreement and shall survive that date.

3.23 Seller understands the meaning and legal consequences of the representations and warranties contained in this Section 3, and agrees to indemnify, defend and hold harmless Buyer and each director, officer and shareholder thereof from and against any and all loss, damage or liability (including without limitation attorneys' fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Seller does not waive any rights granted to the undersigned under federal or state securities laws.

3.24 Taxpayer Identification. By executing this Agreement, Seller acknowledges, under penalty of perjury, that its taxpayer identification number furnished below is correct and that it is not subject to backup withholding either because it has not been notified that it is subject to backup withholding or because it has been notified that it is no longer subject to backup withholding.

3.25 True and Accurate Representations. No representation or warranty contained in this Agreement contains, or at Closing will contain, an untrue statement of material fact or omits or at Closing will omit to state a material fact necessary to make the statements and facts contained therein not misleading. If any event occurs which renders any of Seller's representations and warranties herein to be untrue or inaccurate in any material respect, then Seller shall notify Buyer of the event or circumstances when Seller becomes aware of it.
4.   Buyer's Representations and Warranties.

Intending to induce Seller's reliance thereon, Buyer warrants and represents to Seller as follows:

     4.1 Corporate Authority. Buyer is a corporation organized, validly existing, and in good standing under the laws of the State of Nevada. The execution and delivery to Seller of this Agreement and carrying out the provisions hereof have been duly authorized by Buyer's Board, and at Closing, Buyer shall furnish Seller duly certified copies of the authorizing resolutions of Buyer's Board.

4.2 Shares. Subject to the potential adjustments to the Shares provided by Section 1.5:

  4.2.1 The Shares consist of capital stock of Buyer and have been validly issued by Buyer and are fully paid and non-assessable.

4.2.2 Neither the execution and delivery of this Agreement by Buyer nor Buyer's consummation or performance of Seller's purchase of Shares will give any person or entity the right to prevent, delay or otherwise interfere with this purchase of Shares.

     4.3 There is no pending action, arbitration, audit, hearing, investigation or litigation that has been commenced against Buyer that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the purchase of Shares.

4.4 Provisions of Federal and State Laws. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, NOR UNDER ANY STATE SECURITIES LAWS. AN INVESTMENT IN SUCH SHARES HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR SIMILAR BODY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY SIMILAR STATE STATUTE AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS) OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT (AND ANY APPLICABLE STATE LAWS).

5.   Prohibitions on Sale; Stock Legends.

Seller agrees that in no event will it sell or distribute all or any part of the Shares unless:

     5.1 There is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares;

5.2 Buyer receives an opinion of Seller's legal counsel, in such form as is acceptable to Buyer, stating that such transaction is exempt from registration; or

5.3 Buyer otherwise satisfies itself that such transaction is exempt from registration.

5.4 Seller agrees that Buyer may affix its standard legends restricting transferability and pertaining to any restrictions to any stock certificates issued pursuant to this Agreement.

6.   Registration Rights.

6.1 If Buyer at any time proposes for any reason to register its common stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each shareholder of each Share issued and outstanding pursuant to this Agreement or any other security of Buyer issued with respect to such Shares that is issuable or ultimately convertible into common stock of Buyer (the "Registrable Shares") of its intention so to register its common stock, and upon the written request, given within 30 days after delivery of any such notice by Buyer, of any shareholder of Seller to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), Buyer shall use its commercially reasonable best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided that if, at any time after written notice of its intention to register any offering of securities and prior to the effective date of the registration statement filed in connection with such registration, Buyer will determine for any reason either not to register or to delay registration of such securities, Buyer may, at its election, give written notice of such determination to each shareholder of Buyer and, thereon, (i) in the case of a determination not to register, will be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from the obligation to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, will be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. Buyer will pay all registration expenses in connection with each registration of Registrable Shares. The right provided the holders of the
Registrable Shares pursuant to this section are attached to the Registrable Shares and will be exercisable at their sole discretion upon Closing of this Agreement. Prior to any sale pursuant to the right granted hereunder any security of Buyer pertaining to Registrable Shares that is not of the class of common stock of Buyer registered under the Securities Exchange Act of 1934 shall be exercised, converted or otherwise exchanged into such common stock of Buyer.

6.2 If the managing underwriter of an underwritten offering contemplated by section 5.1 informs Buyer and the holders of Registrable Shares of its belief that the inclusion of Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the shares proposed to be registered by Buyer, then Buyer will include in such registration, to the extent of the number that Buyer is advised can be sold in the offering: first, securities proposed by Buyer to be sold for its own account; and second, the Registrable Shares requested to be included in the registration, pro rata based upon the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Shares will have priority to all shares sought to be included by officers and directors of Buyer as well as holders of ten percent (10%) or more of Buyer's common stock.

6.3 In connection with any registration of an offering, the shareholders that desire to sell Registrable Shares shall designate one counsel for selling shareholders who shall be authorized to represent the interests of the selling shareholders with respect to Buyer and the underwriter in connection with the offering. If the selling shareholders are unable to designate one counsel after a reasonable period of time, Buyer may solicit suggestions for such counsel from the selling shareholders (no more than one suggestion per shareholder), and select one counsel from among those suggested, and the selection of such counsel shall be binding on the shareholders. The fees and expenses of counsel for the selling shareholders shall be paid by the selling shareholders.

6.4 If and whenever Buyer is under an obligation pursuant to the provisions of this Section to use its best efforts to effect the registration of any Registrable Shares, Buyer shall, as expeditiously as practicable:

     6.4.1 prepare and file with the SEC (the "Commission") a registration statement or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier); provided, however, that before filing such registration statement or amendments thereto, Buyer will furnish to the counsel selected by the selling shareholders copies of all such documents proposed to be filed;

6.4.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

6.4.3     notify, in writing, each selling shareholder promptly
(A) of the receipt by Buyer of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the receipt by Buyer of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) of the receipt by Buyer of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

6.4.4 use its best efforts to register or qualify such Registrable Shares under such other securities or "blue sky" laws of such jurisdictions as each selling shareholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable selling shareholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by such selling shareholders; provided, however, that Buyer will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph;

6.4.5 furnish to each selling shareholder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling shareholder reasonably requests in order to facilitate the public sale or other disposition of such Registrable Shares;

6.4.6 notify on a timely basis each selling shareholder, at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 6.4.1, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such selling shareholder, prepare and furnish to such selling shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that as thereafter delivered to the offerees of such shares, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

6.4.7 make available for inspection by any selling shareholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling shareholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of Buyer (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Buyer's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which Buyer determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) such Information has been made generally available to the public. The selling shareholder agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to Buyer and allow Buyer, at Buyer's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

6.4.8 otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

6.4.9 use its commercially reasonable best efforts to list all Registrable Shares covered by the registration statement on any securities exchange on which any of the Registrable Shares are then listed; and

6.4.10 use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     6.5 All expenses incurred by Buyer in complying with this Section, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and "blue sky" laws, printing expenses, fees and expenses of Buyer's counsel and accountants, shall be paid by Buyer; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall not be borne by Buyer but shall be borne by the selling shareholder thereof, in proportion to the number of Registrable Shares sold by such selling shareholder.

6.6 In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, Buyer shall indemnify and hold harmless each selling shareholder, each underwriter broker or any other person acting on behalf of such selling shareholder and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment of supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by Buyer of the Securities Act or state securities or "blue sky" laws applicable to Buyer and relating to action or inaction required of Buyer in connection with such registration or qualification under such state securities or "blue sky" laws; and shall reimburse such selling shareholder, such underwriter, such broker or such other person acting on behalf of such selling shareholder and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Buyer shall not be obligated to indemnify in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to Buyer by such selling shareholder or underwriter specifically for use in the preparation thereof.

6.7 In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each selling shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) Buyer, each director of Buyer, each officer of Buyer who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such selling shareholder, each person who controls any of the foregoing person within the meaning of the Securities Act and each other selling shareholder under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to Buyer or such underwriter by such selling shareholder specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each selling shareholder who is not then an officer of Buyer, to an amount equal to the net proceeds actually received by such selling shareholder from the sale of Registrable Shares effected pursuant to such registration.

6.8 Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

6.9 If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability with respect to such contribution shall be limited, in the case of each selling shareholder who is not then an officer of Buyer, to any amount equal to the net proceeds actually received by such selling shareholder from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
6.10 Each selling shareholder shall furnish to Buyer such written information regarding such selling shareholder and the distribution proposed by such selling shareholder as Buyer may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall enter into such customary agreements (including an underwriting agreement in customary form).

7.   Agreements to be Performed After Closing.

     7.1 Appointment to Board of Directors. Immediately following the Closing Date, Buyer's Board of Directors shall amend its Bylaws to expand its Board of Directors to three (3) in number; shall appoint William J. Pierson as a member of the Board of Directors; and shall appoint one additional member to the Board of Directors, such additional member to be named by William J. Pierson.

7.2 Name Change. Immediately following the Closing Date, Buyer shall take steps to amend its Articles of Incorporation to change its name to Bio-Ag International Inc.

7.3 Increase of Authorized Capital; Stock Split. Immediately following the Closing Date, Buyer shall take steps to amend its Articles of Incorporation to increase its authorized capital stock to at least 100,000,000 shares and to split its common stock on a ten for one basis.

7.4 Employment Contract. Following the Closing Date, Buyer shall enter into a three-year employment contract with William J. Pierson containing such terms as William J. Pierson and Buyer shall agree upon.
7.5 Private Placement. Following the Closing Date, Buyer shall conduct a minimum $3,000,000 private placement offering of its common stock.

7.6 Transfer of Assets. The Closing confirms Buyer's equitable ownership of or right to use (as the case may be) all of the Assets. Following the Closing Date, Seller shall cooperate with Buyer to effect the legal transfer, assignment, conveyance or other hypothecation of legal ownership of or the right to use (as the case may be) the Assets. Time is of the essence in accomplishing the transfers contemplated by this Section 7.5. Seller specifically agrees to execute such documents or accomplish such other evidences as may be necessary to vest title or right to use in Buyer (to the greater of the full extent of Seller's interest in the Assets or representations of interest in the Assets contained herein). In the event it is determined that Seller may not transfer some of the Assets without material impairment of their utility, Seller hereby agrees to cooperate with Buyer to structure the transfer of such Assets in such a manner that Buyer determines, in its sole discretion, will minimize any impairment of such Asset's utility. For purposes of accomplishing the transfers contemplated by this Section 7.5 Seller hereby appoints Buyer as its attorney to execute such documents or accomplish such other evidences as may be necessary to vest title or right to use in Buyer.

7.7 FIRPTA Affidavits. Seller shall deliver to Buyer affidavits in form and substance satisfactory to Buyer regarding Seller's citizenship for purposes of real property transfers.

     7.8 Delivery of Audited Financial Statements. Seller shall deliver to Buyer audited financial statements within five days of Closing. If, in Buyer's sole and absolute discretion, such Financial Statements, as delivered, are not acceptable, Buyer may cancel and rescind this Agreement and cancel the Shares issued to Buyer pursuant to this Agreement.

7.9 Seller's Further Assurances. From time to time, whether at or after the Closing and without further consideration, and in each instance subject to the power of attorney granted in Section
7.5, Seller shall:

          7.9.1 Execute and deliver to Buyer such bills of sale, assignments, and such other instruments as may reasonably be required to carry out the intent and purpose of this Agreement to transfer to Buyer of all of the Assets.

7.9.2 Deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of Seller's Assets.

7.9.3 Deliver to Buyer appropriate original instruments of consent or waiver executed by third parties with respect to all contract rights being transferred to Buyer hereunder in order more fully to effect transfer of the Assets, including, without limitation, consents by all appropriate governmental agencies, if any.

8.   Closing Obligations.

     8.1 Seller's Obligations at Closing. At Closing, Seller shall execute and deliver to Buyer:

          8.1.1 Possession of the originals of all the Assets or documents related thereto, and all copies thereof; it being understood and agreed that no Assets, as defined in this Agreement, or any portion thereof shall remain in the possession or control of Seller after Closing;

8.1.2 True and correct copies of resolutions duly accepted by Seller's Board and stockholders entitled to vote hereon confirming this Agreement, authorizing and carrying out all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretary of Seller;

8.1.3 Such other instruments and documents as may be elsewhere herein required; and

8.1.4 A certificate signed by the President of Seller, dated the Closing Date, certifying that all of Seller's representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except to the extent otherwise expressly provided or permitted in this Agreement.

     8.2 Buyer's Obligations at Closing. At Closing, Buyer shall execute and deliver to Seller:

          8.2.1     The Shares as provided for herein;

8.2.2 True and complete copies of resolutions duly adopted by Buyer's Board duly certified by the Secretary or President of Buyer, which provide all necessary corporate authorization for the execution and carrying out of this Agreement and the provisions hereof; and

8.2.3 A certificate signed by the President of Buyer, dated the date of Closing, certifying that all representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date and the fulfillment of the covenants and agreements as of the Closing.

9.   Specific Performance.

Seller acknowledges that the Assets are unique and recognizes and affirms that in the event of a breach of this Agreement by Seller, money damages may be inadequate and Buyer may have no adequate remedy at law. Accordingly, Seller agrees that Buyer shall have the rights, in addition to any other rights and remedies existing in its favor, to enforce its rights and Seller's obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief.

10.  Miscellaneous.

     10.1 Applicable Law. This Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Nevada. The parties hereby submit to the
nonexclusive  jurisdiction of the State of Nevada.   The  parties
hereby submit to the nonexclusive jurisdiction of the courts of the State of Nevada and of the federal district courts in Nevada with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, the Seller's Business (whether or not still owned by Seller), and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below on the signature page or such other address as a party shall furnish in writing to the other.

10.2 Counterparts and Facsimile Signature. This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

10.3 Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties concerning the subject matter of this Agreement, and it supersedes any prior oral or written agreements between the parties. This Agreement may not be amended except by a written agreement signed by the party against which enforcement is sought.

10.4 Survival. All representations, warranties and covenants shall survive the Closing of this Agreement shall be binding upon Seller and Seller's successors and assigns.

10.5 Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

10.6 Assignment. Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement is personal in nature and shall not be assigned by any party without the express written consent of the other.
10.7 Attorneys' Fees. In any action at law or equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expense and reasonable attorneys' fees incurred therein by the prevailing party, including the costs, expenses and attorneys' fees incurred on appeal or in bankruptcy.

10.8 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.9 Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served (i) immediately, when personally delivered, (ii) within three (3) days after being deposited in the United States mail, by registered or certified mail, or (iii) within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below. A copy of any notice to Buyer, which shall not constitute notice thereof, shall also be provided to:

                    Ogden Murphy Wallace, P.L.L.C.
                    1601 Fifth Avenue, Suite 2100
                    Seattle, WA 98101
                    Attn:  Jim Vandeberg

              [this space intentionally left blank]















     IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

SELLER:
AGRA-TECHNOLOGIES INCORPORATED

By:  /s/ William J. Pierson
Name:  William J. Pierson
Its:   President

Taxpayer ID No.     86-0912521

Address:            5800 N. Dodge Ave.
               Bldg. -  A
               Flagstaff, AZ 86004

Telephone:          (928) 526-2275

BUYER:
PERU PARTNERS LTD.

By:  /s/ Judy Tayler
Name:  Judy Tayler
Its:  President

Address:       1600 Beach Avenue, Suite 707L
               Vancouver, British Columbia, Canada V6G 1Y6


Telephone:          (604) 684-7024






                          SCHEDULE 1.1

                             ASSETS

1.   The industrial lot known as "Empire Avenue" of approximately
  3 acres, with access to a hill containing complex cinder minerals known as "Sheep Hill."

2. The rights to approximately five (5) million cubic yards of the complex mineral cinders on Sheep Hill.

3.     Any   and   all   mining  claims  of  Seller  encompassing
  approximately 1,540 acres of land currently governed by the Bureau of Land Management and known as "Cochrane Hill," along with the related research, development and improvement related to Seller's claims specifically taken with a view toward patenting those claims.

4. Seller's technology, know-how and any and all other intellectual property, of whatever nature, associated with the Business ("Intellectual Property") relating to the processing, delivery and deployment of cinder and complex minerals, whether through grinding, leaching or otherwise.

                          ENCUMBRANCES


1. The Empire Avenue industrial lot is encumbered by deeds of trust in the following amounts: $125,000, $250,000 and $207,500. These deeds of trust cover what is listed in Agra-Technology's financial statements as debt owed by Agra-Technologies to Joe Guay and to Aztec Holding Company Corp./Agramate Resources Corp.
  The   total  indebtedness  is  approximately  $393,750;   Agra-
  Technologies is not in default in any payments.